EXHIBIT 21.1

LIST OF SUBSIDIARIES OF BELDEN INC.

Entity	Country/State of Incorporation
Belden 1993 LLC	(Organized in Delaware)
Belden AB	(Incorporated in Sweden)
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)
Belden Asia (Thailand) Company Limited	(Incorporated in Thailand)
Belden Australia Pty Ltd.	(Incorporated in Australia)
Belden Canada Finance 1 ULC	(Organized in Canada)
Belden Canada Finance 2 ULC	(Organized in Canada)
Belden Canada Finance 2013 LP	(Canadian Limited Partnership)
Belden Canada Inc.	(Incorporated in Canada)
Belden CDT European Shared Services B.V.	(Incorporated in the Netherlands)
Belden CDT International Inc.	(Incorporated in Delaware)
Belden CDT Networking, Inc.	(Incorporated in Washington)
Belden Cekan A/S	(Incorporated in Denmark)
Belden CLM B.V.	(Incorporated in the Netherlands)
Belden Commercial Services B.V.	(Incorporated in the Netherlands)
Belden de Sonora S.A. de C.V.	(Incorporated in Mexico)
Belden Deutschland GmbH	(Incorporated in Germany)
Belden Deutschland Holding GmbH	(Incorporated in Germany)
Belden-Duna Kabel Kft	(Incorporated in Hungary)
Belden Electronics Argentina S.A.	(Incorporated in Argentina)
Belden Electronics GmbH	(Incorporated in Germany)
Belden Electronics, S.A. de C.V.	(Incorporated in Mexico)
Belden Europe B.V.	(Incorporated in the Netherlands)
Belden Far East Holdings, B.V.	(Incorporated in the Netherlands)
Belden Finance 2013 LP	(Delaware Limited Partnership)
Belden FinCo Inc.	(Incorporated in Canada)
Belden France SAS	(Incorporated in France)
Belden Global C.V. & Belden Wire & Cable B.V. Finance Gbr	(German Civil Code Partnership)
Belden Global C.V.	(Netherlands Limited Partnership)
Belden Hirschmann Industries (Suzhou) Limited	(Incorporated in China)
Belden Hirschmann Networking System Trading (Shanghai) Co. Ltd.	(Incorporated in China)
Belden Holdings, Inc.	(Incorporated in Delaware)
Belden Iberia SL	(Incorporated in Spain)
Belden India Private Limited	(Incorporated in India)
Belden Industria E Comercio Ltda.	(Incorporated in Brazil)
Belden International Holdings B.V.	(Incorporated in the Netherlands)
Belden Italia SRL	(Incorporated in Italy)
Belden LRC Mexico S. de R.L. de C.V.	(Incorporated in Mexico)
Belden Signal Solutions B.V.	(Incorporated in The Netherlands)
Belden Signal Solutions Distribution Company, S. de R.L. de C.V.	(Incorporated in Mexico)
Belden Singapore Private Limited	(Incorporated in Singapore)
Belden Solutions B.V.	(Incorporated in the Netherlands)
Belden Technologies Co. Limited	(Incorporated in Japan)
Belden Technologies, LLC	(Organized in Delaware)
Belden Technologies S.r.l.	(Incorporated in Peru)
Belden UK Holdings Limited	(Incorporated in the United Kingdom)
Belden UK Limited	(Incorporated in the United Kingdom)
Belden Venlo Holding B.V.	(Incorporated in the Netherlands)
Belden Wire & Cable B.V.	(Incorporated in the Netherlands)
Belden Wire & Cable Company LLC	(Organized in Delaware)
Belden Wiring Co. Limited	(Incorporated in Hong Kong)

Entity	Country/State of Incorporation
BiBiXi Communications System (Suzhou) Co., Ltd.	(Incorporated in China)
Cable Design Technologies (Deutschland) GmbH	(Incorporated in Germany)
CDT International Holdings LLC	(Organized in Delaware)
Coast Wire & Plastic Tech, LLC	(Organized in Delaware)
Evolution Pty Ltd	(Incorporated in Australia)
GarrettCom Europe Ltd.	(Incorporated in the United Kingdom)
GarrettCom, Inc.	(Incorporated in California)
GarrettCom India Pvt. Ltd.	(Incorporated in India)
GlobalBlue Networks Inc.	(Incorporated in Canada)
Grass Valley Australia Pty Ltd	(Incorporated in Australia)
Grass Valley Belgium NV	(Incorporated in Belgium)
Grass Valley Canada, Inc.	(Incorporated in Canada)
Grass Valley China Co. Ltd.	(Incorporated in China)
Grass Valley do Brasil Comercio e Servicos de Equipamentos de Telecomunicacoes Ltda	(Incorporated in Brazil)
Grass Valley France S.A.	(Incorporated in France)
Grass Valley Hong Kong Ltd.	(Incorporated in Hong Kong)
Grass Valley India Pte. Ltd.	(Incorporated in India)
Grass Valley Italia S.R.L.	(Incorporated in Italy)
Grass Valley K.K.	(Incorporated in Japan)
Grass Valley Malaysia SDN BHD	(Incorporated in Malaysia)
Grass Valley Media Playout Solutions B.V.	(Incorporated in the Netherlands)
Grass Valley Nederland B.V.	(Incorporated in the Netherlands)
Grass Valley Singapore Pte. Ltd.	(Incorporated in Singapore)
Grass Valley Spain SA	(Incorporated in Spain)
Grass Valley UK Ltd	(Incorporated in the United Kingdom)
Grass Valley USA, LLC	(Organized in Delaware)
GVBB Holdings Sarl	(Incorporated in Luxembourg)
GVBB Japan Co. Ltd.	(Incorporated in Japan)
GVBB Netherlands B.V.	(Incorporated in the Netherlands)
Hirschmann Automation & Control GmbH	(Incorporated in Germany)
Hirschmann Automation & Control K.K.	(Incorporated in Japan)
Hirschmann Automation & Control (Shanghai) Co. Ltd.	(Incorporated in China)
Hirschmann Electronics GmbH	(Incorporated in Germany)
Hirschmann Electronics (Hong Kong) Co. Ltd	(Incorporated in Hong Kong)
ITC Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)
Kajola-Kristada Limited	(Incorporated in St. Kitts and Nevis)
Limited Liability Company Grass Valley RUS	(Incorporated in Russia)
Lukram SRO	(Incorporated in Czech Republic)
Miranda Asia K.K.	(Incorporated in Japan)
Miranda Technologies Asia Limited	(Incorporated in Hong Kong)
Miranda Technologies France SAS	(Incorporated in France)
Miranda Technologies Ltd.	(Incorporated in the United Kingdom)
Miranda Technologies Malaysia SDN BHD	(Incorporated in Malysia)
Miranda Technologies Partner ULC	(Canadian Partnership)
Miranda Technologies Partnership	(Canadian Partnership)
Miranda Technologies Singapore Pte. Ltd.	(Incorporated in Singapore)
Noslo Limited	(Incorporated in the United Kingdom)
Port GmbH	(Incorporated in Germany)
PPC Broadband, Inc.	(Incorporated in Delaware)
PPC Broadband India Private Limited	(Incorporated in India)
PPC International Sales Corp.	(Incorporated in Nevada)
ProLinx Comunicacao Industria LTDA	(Incorporated in Brazil)
ProSoft Technology (Asia Pacific) SDN BHD	(Incorporated in Malaysia)

Entity	Country/State of Incorporation
ProSoft Technology SAS	(Incorporated in France)
ProSoft Technology, Inc.	(Incorporated in California)
SKT International Holdings, B.V.	(Incorporated in the Netherlands)
Softel Limited	(Incorporated in the United Kingdom
St. Kitts Technology Limited	(Incorporated in St. Kitts and Nevis)
Xuzhou Hirschmann Electronics Co. Ltd.	(Incorporated in China)